No._________                                Name of Offeree  __________________

                    CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM
                    ----------------------------------------

                         EASTERN SERVICES HOLDINGS, INC.
                    ----------------------------------------

                                 400,000 Shares
                                  Common Stock
                         Offering Price: $.10 Per Share
                    ----------------------------------------

Eastern Services Holdings, Inc., also known as "Eastern Services", "we" or "us," is offering for sale to persons who qualify as "accredited investors" (as hereinafter defined) and to a limited number of sophisticated investors, a maximum of 400,000 Shares of Common Stock, $0.001 par value per share ("Shares"). Subscriptions are payable by wire transfer or by check subject to collection. The offering price is $.10 per common share. The common shares will be offered through our officers and directors. The minimum investment is $500, however, we may, in our sole discretion, accept subscriptions for lesser amounts.
                    ----------------------------------------

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE, INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD CONSIDER CAREFULLY THE INFORMATION SET FORTH UNDER "RISK FACTORS" BEFORE PURCHASING SUCH SECURITIES.

THIS MEMORANDUM CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THE COMPANY'S ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THE RESULTS DISCUSSED IN SUCH FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, THOSE DISCUSSED IN "RISK FACTORS."

                               Price to Investors           Commission                  Proceeds to Company(1)
------------------------------ ---------------------------- --------------------------- ----------------------------
Per Share                      $.10                         $0                          $.10
------------------------------ ---------------------------- --------------------------- ----------------------------
Maximum  Offering  -  400,000  $40,000                      $0                          $40,000
Shares
------------------------------ ---------------------------- --------------------------- ----------------------------

(1) Before deducting non-commission expenses payable by the Company in connection with this Offering, including, but not limited to blue sky filing fees, legal fees, accounting fees and other related expenses of the offering estimated to be approximately $10,000.

(2) This Offering will expire on the earlier to occur of (i) December 31, 2004; or (ii) the sale of all of the Shares; unless extended by the Company for up to an additional 60 day period, in its sole discretion (the "Termination Date"). The Shares offered hereby may be purchased by the Company's officers, directors, employees and/or affiliates.

                              ---------------------

                                November 11, 2004



The recipient of this document, prior to its delivery, has agreed, and recipient's acceptance constitutes recipient's further agreement, that recipient will hold the enclosed information and the transactions described in this document in confidence and will not release or reproduce this document or discuss the information contained in this document or use this document for any purpose other than evaluating a potential investment in the Shares of the Company, without the prior express written permission of the Company.

The shares of Common Stock (the "Securities") have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state and are offered and sold in reliance upon exemptions from the registration requirements of the Securities Act and such state securities laws. The Shares have not been approved or disapproved by the Securities and Exchange Commission (the "Commission"), any state securities commission or other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of this Offering or the accuracy or adequacy of the information set forth in this Memorandum. Any representation to the contrary is unlawful. The Shares may not be sold or transferred without compliance with the registration or qualification provisions of applicable federal and state securities laws or an opinion of counsel, satisfactory to the Company, that an exemption from such registration or qualification requirements is available.

The minimum subscription is $500, although the Company reserves the right to accept subscriptions for less than $500. The subscription price is payable upon submission to the Company of a fully completed and executed Subscription Agreement and Confidential Prospective Purchaser Questionnaire. The offering period for the Offering will terminate upon the earlier to occur of (i) December 31, 2004; or (ii) the sale of all of the Shares; unless extended by the Company for up to an additional 60 day period, in its sole discretion without notice to any subscriber.

                          TO THE PROSPECTIVE PURCHASERS

THIS MEMORANDUM SHOULD NOT BE CONSIDERED LEGAL OR INVESTMENT ADVICE AND EACH INVESTOR SHOULD CONSULT WITH HIS OWN COUNSEL, ACCOUNTANT OR OTHER INVESTMENT ADVISOR WITH RESPECT TO THE CONSEQUENCES OF AN INVESTMENT IN THE COMPANY.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS MEMORANDUM. INFORMATION OR REPRESENTATIONS NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EITHER THE COMPANY OR ANY REPRESENTATIVE OR AGENT OF THE COMPANY.

THIS MEMORANDUM HAS BEEN PREPARED SOLELY FOR THE BENEFIT OF PROSPECTIVE INVESTORS INTERESTED IN THE POSSIBLE PURCHASE OF THE SECURITIES AND CONSTITUTES AN OFFER ONLY TO AN OFFEREE TO WHOM THE COMPANY HAS DELIVERED THIS MEMORANDUM, AND ONLY TO SUCH OFFEREE. ANY REPRODUCTION OR DISTRIBUTION OF THIS MEMORANDUM, IN WHOLE OR IN PART, OR THE DISCLOSURE OF ANY OF ITS CONTENTS, IS PROHIBITED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY. EACH OFFEREE, BY ACCEPTING DELIVERY OF THIS MEMORANDUM, AGREES TO RETURN IT AND ALL RELATED EXHIBITS AND OTHER DOCUMENTS TO THE COMPANY IF THE OFFEREE DOES NOT INTEND TO SUBSCRIBE FOR THE SECURITIES, THE OFFEREE'S SUBSCRIPTION IS NOT ACCEPTED, OR THE OFFERING IS TERMINATED.

THE SECURITIES ARE NOT TRANSFERABLE WITHOUT THE SATISFACTION OF CERTAIN CONDITIONS, INCLUDING REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION UNDER THE SECURITIES ACT AND STATE SECURITIES LAWS. PROSPECTIVE INVESTORS SHOULD ASSUME THAT THEY WILL HAVE TO BEAR THE ECONOMIC RISK OF AN INVESTMENT IN THE SECURITIES FOR AN INDEFINITE PERIOD OF TIME. NO ONE SHOULD INVEST IN THE SECURITIES WHO CANNOT AFFORD TO LOSE HIS ENTIRE INVESTMENT.

EACH PROSPECTIVE INVESTOR AND HIS ADVISOR MAY, DURING NORMAL BUSINESS HOURS, ASK QUESTIONS OF THE COMPANY WITH RESPECT TO TERMS AND CONDITIONS OF THE OFFERING AND REQUEST ADDITIONAL INFORMATION RELATING TO THIS MEMORANDUM. THE COMPANY WILL SEEK TO PROVIDE ANSWERS AND SUCH INFORMATION TO THE EXTENT POSSESSED BY THE COMPANY OR OBTAINABLE WITHOUT UNREASONABLE EFFORT OR EXPENSE. OFFEREES MAY BE REQUIRED TO EXECUTE NON-DISCLOSURE AGREEMENTS AS A PREREQUISITE TO REVIEWING DOCUMENTS DETERMINED BY THE COMPANY TO CONTAIN PROPRIETARY, CONFIDENTIAL OR OTHERWISE SENSITIVE INFORMATION.

THE STATEMENTS CONTAINED HEREIN ARE BASED ON INFORMATION PROVIDED BY THE COMPANY AND BELIEVED TO BE RELIABLE. NEITHER THE DELIVERY OF THIS MEMORANDUM NOR ANY SALES MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE MATTERS DISCUSSED HEREIN SINCE THE DATE HEREOF. HOWEVER, IN THE EVENT OF ANY MATERIAL CHANGES DURING THE OFFERING PERIOD, THIS MEMORANDUM WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY. THIS MEMORANDUM CONTAINS A SUMMARY OF CERTAIN PROVISIONS OF DOCUMENTS RELATING TO THE COMPANY, AS WELL AS SUMMARIES OF VARIOUS PROVISIONS OF RELEVANT STATUTES AND REGULATIONS. SUCH SUMMARIES DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE TEXTS OF THE ORIGINAL DOCUMENTS, STATUTES AND REGULATIONS.

THESE SECURITIES ARE BEING OFFERED HEREBY IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, WHICH EXEMPTION DEPENDS UPON THE EXISTENCE OF CERTAIN FACTS, INCLUDING BUT NOT LIMITED TO THE REQUIREMENTS THAT THE SECURITIES ARE NOT BEING OFFERED THROUGH GENERAL ADVERTISING OR GENERAL SOLICITATION, ADVERTISEMENTS OR COMMUNICATIONS IN NEWSPAPERS, MAGAZINES OR OTHER MEDIA, OR BROADCASTS ON RADIO OR TELEVISION, AND THAT THIS MEMORANDUM SHALL BE TREATED AS CONFIDENTIAL BY THE PERSONS TO WHOM IT IS DELIVERED. ANY DISTRIBUTION OF THIS MEMORANDUM OR ANY PART HEREOF OR DIVULGENCE OF ANY OF ITS CONTENTS SHALL BE UNAUTHORIZED.

THIS MEMORANDUM CONSTITUTES AN OFFER ONLY IF A NAME APPEARS ON THE APPROPRIATE SPACE ON THE FRONT COVER. THE COMPANY HAS THE RIGHT TO REJECT SUBSCRIPTIONS IN WHOLE OR IN PART.

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR OTHER JURISDICTION IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR OTHER SOLICITATION.

                                                NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                                                  TABLE OF CONTENTS

HEADING                                                               PAGE

Summary..................................................................1
Risk Factors ............................................................4
Use of Proceeds.........................................................11
Dividends...............................................................11
Business................................................................12
Management..............................................................21
Principal Stockholders..................................................25
Limitations on Personal Liability of Directors and Officers. . .......  26
Plan of Distribution ...................................................29
Description of Capital Stock............................................30
Investor Qualifications.................................................31
Subscription Procedures.................................................33
Further Information.....................................................33

                                     SUMMARY

This Memorandum contains forward-looking statements that involve risks and uncertainties. The Company's actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause differences include, but are not limited to, those discussed in "Risk Factors."

                                   The Company

Eastern Services Holdings, Inc. ("Sastern Services" or the "Company") was incorporated as a Delaware Corporation on November 5, 2004. It was incorporated as a holding vehicle that would own and control distribution companies. On November 9, 2004, the Company completed a Stock Purchase Agreement and Share Exchange in which it purchased all of the outstanding common shares in Eastern Services Group, Inc. ("ESG) so that ESG became a wholly owned subsidiary of Grant. _________ was the sole owner of ESG and received 1,000,000 shares of our common stock in exchange for all of the shares of ESG.

Through its wholly owned subsidiary, ESG, the Company's goal is to become the leading independent tax analysis service for casino operations within its target geographic market by executing the strategies and tactics to continually foster its strong reputation and sustain client loyalty.

The Company presently maintains its principal offices at 233 Wilshire Blvd., Suite 960, Santa Monica CA 90401.

                                  THE OFFERING

Securities Offered........................  The  Company,  is offering a maximum of 400,000  shares of Common  Stock,  $0.001 par value per share (the "Shares").

Purchase Price............................  $.10 per Share.

Fractional Units.........................   The Company may, in its sole discretion allow sales of fractional Shares.

Offering Period.........................    The  offering  period will  terminate  on December  31, 2004 (if all Shares are not sold by such time) unless extended for an additional sixty (60) days in the discretion of the Company.

Investor Suitability....................... This Offering will only be made to persons who qualify as  "accredited  investors," as that term is defined under the Securities Act and a limited number of sophisticated investors who meet certain suitability standards described in this document.

Use of Proceeds.........................    The net proceeds  from the Offering  will be used by the Company for  technology, business development and general corporate purposes.

Restriction on Resale.................      None  of  the  Shares  offered  will  be  registered  under  the  Securities  Act  and the certificates representing the Shares will contain a legend restricting the distribution, resale, transfer, pledge, hypothecation or other disposition of such Shares unless and until such Shares are registered under the Securities Act or an opinion of counsel reasonably satisfactory to the Company is received that registration is not required under the Securities Act. Absent registration, the
                                            Shares may only be sold pursuant to Rule 144 of the Securities Act of 1933, as amended, or any other available exemption.

                                            In addition, each investor will be required to agree in his or her Subscription
                                            Agreement that, he or she will not sell or otherwise dispose of any of the
                                            Shares acquired by him or her for the period commencing from issuance and ending
                                            (i) one year from the date of issuance. The certificates for the Shares will bear legends to such effect.

Available Documents..................       Any  documents  or  information  concerning  the  Company  which  a  prospective purchaser reasonably requests to inspect or have disclosed to him or her will be made available or disclosed, subject in appropriate circumstances to receipt by the Company of reasonable assurances that such documents or information will be maintained in confidence.

Subscription Documents.............         The  purchase  of the Shares  shall be made  pursuant  to the  Confidential
                                            Prospective Purchaser Questionnaire (attached hereto as Exhibit B) and the
                                            Subscription Agreement (attached hereto as Exhibit C), which will contain, among other things, customary representations and warranties by the Company, certain covenants of the Company and investment representations by the purchasers. See
                                            "Subscription Procedures."

Expenses................................... All prospective purchasers of the Shares will be responsible for their own costs, fees and expenses, including the costs, fees and expenses of their legal counsel and other advisors.

                                  RISK FACTORS

The Shares offered are highly speculative in nature, involve a high degree of risk and should be purchased only by persons who can afford to lose their entire investment. Accordingly, prospective investors should carefully consider, along with other matters referred to in this document, the following risk factors in evaluating the Company and its business before purchasing any Shares. This Memorandum contains forward-looking statements which involve risks and uncertainties. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth in the following risk factors and elsewhere in this Memorandum.

Need for Additional Financing

The Company will not be able to execute its business plan without obtaining additional financing in the near future in addition to the financing contemplated by this offering. If additional financing is not available or obtainable, investors may lose a substantial portion or all of their investment. Other than this offering, completion of which cannot be assured, the Company has no immediate means for obtaining additional financing. There can be no assurance that such additional financing, when necessary, will be available to the Company on acceptable terms, or at all.

Limited Operating History, Risks of a New Business Venture

The Company was incorporated on November 5, 2004 and to date has been involved primarily in organizational and development activities and has had no revenue. Potential investors should be aware of the difficulties normally encountered by a new enterprise and the high rate of failure of such enterprises. The likelihood of success must be considered in light of the problems, expenses, difficulties complications and delays encountered in connection with the development of a business in the areas in which the Company intends to operate and in connection with the formation and commencement of operations of a new business in general. There is limited history upon which to base any assumption as to the likelihood that the Company will prove successful, and there can be no assurance that the Company will generate significant operating revenues or ever achieve profitable operations. See "Use of Proceeds" and "Business".

No Dividends

Payment of dividends on the Common Stock is within the discretion of the Board of Directors and will depend upon the Company's future earnings, its capital requirements, financial condition and other relevant factors. The Company has no plan to declare any dividends in the foreseeable future.



Offering Price

The Company arbitrarily determined the offering price of the Shares. Among the factors considered in determining this price were the current immediate needs of the Company, its uncertain prospects, the backgrounds of the directors and the current condition of the financial markets. There is, however, no relationship whatsoever between the issue price and the Company's assets, earnings, book value or any other objective criteria of value.

There is no market for the Company's common stock.

There is no market for the Company's common stock and there is no assurance that a market will develop. Purchasers of the Shares must be prepared to hold their shares and be able to bear the economic risks of their investment for an indefinite period of time. The Shares have not been registered under the Act or the securities laws of any state. The Company is under no obligation to register the Shares. There can be no assurance that a market or purchasers for the Shares will be available.

Forward Looking Assessments Prepared by the Current Management of the Company

The ability of the Company to accomplish its objectives, and whether or not the Company will be financially successful is dependent upon numerous factors, each of which could have a material effect on the results obtained. Some of these factors are in the discretion and control of management and others are beyond management's control. The assumptions and hypothesis used in preparing any forward-looking assessments of profitability contained herein are considered reasonable by management. There can be no assurance, however, that any projections or assessments contained herein or otherwise made by management will be realized or achieved at any level. Prospective investors should have this Disclosure Statement reviewed by their personal investment advisors, legal counsel and/or accountants to properly evaluate the risks and contingencies of this offering.

Best Efforts Offering

There can be no assurance that this Offering will be completely sold. If less than the maximum proceeds are available to the Company, the Company's development and prospects could be adversely affected. There is no minimum number of Shares to be sold in this Offering. Therefore, the proceeds received from this Offering, even though insufficient, may be immediately used by the Company according to its business needs.

Availability of Exemptions from Registrations.

The Shares that we are offering have not been registered under the Securities Act or the securities laws of the jurisdictions in which they are proposed to be offered and sold in reliance upon certain claimed exemptions. The claimed exemption from United States federal registration is complex, and it is often difficult to determine whether a purchaser has fully complied with its terms. In addition, exemption from registration under U.S. state securities laws frequently depends upon the availability of exemptions from federal registration. If for any reason we are subject to civil liability, and/or the legal expense of defending an action or proceeding challenging the availability to us of such exemptions, our business could be materially and adversely affected.

The Price of the Shares after this Offering May Be Lower than the Price You Pay.

Prior to this Offering there has been, and following this Offering there will be, no public market for the Common Stock. An active trading market in the Common Stock will not develop as a result of this Offering. If you purchase Shares in this Offering, you will pay a price that was not established in a competitive market. The price for the Shares in this Offering is not necessarily related to our assets, book value, historic results of operations or other established criteria of value, and may not be indicative of the fair value of the Shares. The price of the Shares that will prevail in any market that may develop after this Offering may be higher or lower than the price you pay.

We Will Have Broad Discretion Is Using the Proceeds from this Offering.

Although we have identified generally in this Memorandum how we expect to use the proceeds from this Offering, we will have broad discretion in determining the specific uses of the proceeds. You will not have the opportunity to evaluate the economic, financial or other information on which we base our decisions on how to use the proceeds.

Limited State Qualifications of Shares Being Offered.

The Shares offered are intended to be qualified or exempt for sale only in a limited number of states. Purchasers of the Shares may move to jurisdictions in which the Shares are not so qualified or exempt. No assurances can be given that the Company will be able to effect any required qualification or that any exemption will be available permitting a purchaser to sell his Shares, and, as a result, such Shares may be required to be held indefinitely.

                                 USE OF PROCEEDS

The proceeds to the Company from the sale of the Shares will be approximately $40,000 US if the maximum number of Shares is sold. Such proceeds will be utilized for the following purposes:

DESCRIPTION                                                    AMOUNT
===========                                                   ========
Expenses related to the Company's Offering                    $ 10,000
Working Capital and General Corporate Purposes                $ 30,000
                                                              --------
TOTAL                                                         $ 40,000
                                                              ========


The actual use of the proceeds of this Offering may differ substantially from this estimate. Actual expenditures will be made according to decisions of the Company's board of directors made in the best interests of advancing the business of the Company. The actual expenditures will also vary from the estimated use of proceeds if less than all of the Shares are sold.

The Company anticipates that the net proceeds from the Offering will be sufficient to meet its financial requirements for only a short period of time. The Company, therefore, will require substantial additional capital to fund its contemplated business plan in the near future.
The Company anticipates that expenses associated with the Offering will be nominal.

                                    DIVIDENDS

To date, the Company has paid no dividends on any shares of its Common Stock and has no present intention of paying any dividends on its Common Stock in the foreseeable future. The payment by the Company of dividends on the Common Stock in the future, if any, rests solely within the discretion of the Company's board of directors and will depend upon, among other things, the Company's earnings, capital requirements and financial condition, as well as other factors deemed relevant by the Company's board of directors. Although dividends are not limited currently by any agreements, it is anticipated that future agreements, if any, with institutional lenders or others may limit the Company's ability to pay dividends on its Common Stock.

                                    BUSINESS

Our subsidiary, Eastern Services Group, Inc., was established in the State of Nevada in February 1998. The Company provides state and local tax consultation and analysis to casinos in the Las Vegas metropolitan area. The Company does not provide filing services.

The core services suite provided by the Company is traditional tax analysis, preparation, and business consulting services to clients operating casinos in the Las Vegas, Nevada metropolitan area. The Company concentrates on analysis of sales and use taxes, real property taxes, personal property tax, as well as creating welfare benefit trusts.

At competitive prices, the Company works with clients to minimize tax exposure and ensure that each filing adheres to all areas of local and state laws. With the highest degree of integrity, the Company conducts preliminary interviews with clients to ensure a comprehensive analysis and assessment of tax liability with respect to the specific jurisdiction is provided.

Through in-depth evaluation and assessment, the Company makes significant recommendations to clients to ensure local and state levied taxes are accurate, accounting and tax filing procedures afford viable tax savings, and records and accounts are correctly maintained to prevent unnecessary audits.

The target customers for the Company are hotel casino properties in the gaming industry throughout Nevada. The Company currently works with more than 20 casino properties in Las Vegas. Key client relationships include Mandalay Bay Group (owner of Mandalay Bay, Luxor, Excalibur, and Circus Circus casinos); Coast Casinos (owner of Barbary Coast, Gold Coast, The Orleans, and Suncoast casinos); Stations Casinos, and Boyd Gaming Corporation.

Management has honed a successful and profitable business model through past experiences in this market and an in-depth understanding of the processes associated with professional tax assessment and analysis service businesses at the state and local level for casino operations. The Company utilizes well-qualified appraisal and accounting professionals with an intimate knowledge of the jurisdiction to minimize error and maximize tax savings for the client; and therefore, revenues for the Company.

The Company has developed an effective pricing model. Approximately 95% of the majority of contracts is contingent upon the tax savings incurred as a result of services rendered by the Company. Typically, the Company receives 50% of the tax savings resulting directly from the assessment and analysis provided. The remaining 5% of the total contract is a flat or hourly fee to address provisional administrative functions associated with the project.

This model translates directly into a more competitively priced but higher quality, comprehensive service that develops new market opportunities in the targeted geographic region. Additionally, with an initially narrow geographic focus, the Company can build a specific niche market and develop a stronger reputation through specialization in the industry.

Employees

As of November 12, 2004, the Company has ________ employees.   Please advise.

Subsidiaries

The Company has one wholly owned subsidiary, Easter Services Group, Inc., a ______ company.

Patents and Trademarks

The Company does not own, either legally or beneficially, any patent or trademark.

Legal Proceedings

There are no legal actions pending against the Company or of which the property of the Company is subject nor to the knowledge of the Company are any such proceedings contemplated.

                                   MANAGEMENT

Directors and Executive Officers

The following table sets forth certain information with respect to the directors and executive officers of the Company:

Akhee Rahman         35                   President and Chief Executive Officer
                                          Secretary/ Treasurer/Director

Ms. Rahman brings over 10 years of experience in managing multinational Companies in diverse work environments including manufacturing, retail, and advertising. She has assisted in creating marketing strategies to increase sales and improve margins. Ms. Rahman has a Bachelor of Arts degree in International Business and Trade from the University of Dallas.

Director Compensation

Directors of the Company who are not salaried officers will receive no fee for attending each Board meeting or meeting of a committee of the Board. All directors will be reimbursed for their reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings.

Employment Agreements

The Company has no employment agreements at this time.

Option Plan

We currently do not have a stock option plan in place. We intend to adopt a stock option plan for the issuance of options to our employees, directors, officers and consultants. We contemplate that approximately 1,000,000 shares of Common Stock will be reserved to issuance pursuant to options granted under a stock option plan. Options will be granted under the plan on such terms, such as exercise price, term and vesting conditions, as will be determined by the Company's Board of Directors in their discretion. Options will likely be issued in certain cases with exercise prices that are below the current fair market value for our Common Stock.

Certain Relationships and Related Transactions

Except as disclosed below, none of the following persons has any direct or indirect material interest in any transaction to which the Company is a party since the incorporation of the Company or in any proposed transaction to which the Company is proposed to be a party:

         (A) Any director or officer of the Company;

         (B) Any proposed nominee for election as a director of the Company;

         (C) Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to the Company's Common Stock; or

         (D) Any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary of the Company.

                             PRINCIPAL STOCKHOLDERS

The following table sets forth certain information concerning stock ownership of all persons known by the Company to own beneficially five percent or more of the outstanding Common Stock, each Director and certain executive officers and all officers and directors as a group, and as adjusted to reflect the sale of the maximum Shares offered hereby.

                  Stockholder              Number of Shares         Percentage
------------------------------------------------------------------------------
Common Stock      Richard Carrigan          1,000,000                83.33%
Common Stock      Akhee Rahman                200,000                16.67%

Common Stock      All Officers and Directors
                  as a Group (1 persons)      200,000                16.67%

LIMITATIONS ON PERSONAL LIABILITY OF DIRECTORS AND OFFICERS

Under Delaware law, a director is not personally liable for monetary damages to a company or any other person for any statement, vote, decision, or failure to act, regarding corporate management or policy, by a director, unless the director breached or failed to perform his duties as a director and the director's breach of, or failure to perform, those duties constitutes or result in: (1) a violation of the criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (2) a transaction from which the director derived an improper personal benefit, either directly or indirectly; (3) a circumstance under which the director is liable for an unlawful corporate distribution; (4) a proceeding by or in the right of us to procure a judgment in its favor or by or in the right of a shareholder, for conscious disregard for the best interest of the company, or willful misconduct; or (5) a proceeding by or in the right of someone other than us or a shareholder, for recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.


                              PLAN OF DISTRIBUTION

We are offering the Shares at a price of $.10 per share. The Shares are being offered to accredited and a limited number of sophisticated investors on a "best efforts" basis by our officers and directors. A maximum of 400,000 Shares will be sold in this Offering. The Offering will be open until December 31, 2004, but we may extend this period in our discretion for up to an additional 60 days without notice to any subscriber. The minimum investment is $500, although the Company may, in its discretion, accept subscriptions for lesser amounts.

The Company reserves the right to reject any subscription from a subscriber that the Company believes, in its sole discretion, does not meet the suitability standards for this Offering. In such an event, any funds received from such subscriber will be promptly returned without interest or deductions.

A Confidential Prospective Purchaser Questionnaire (annexed hereto as Exhibit B) and a Subscription Agreement (annexed hereto as Exhibit C) must be completed and executed by each investor and delivered to the Company along with funds in the amount of the purchase price of the Shares being purchased.

The Company may, in its sole discretion, reject any potential investor's Subscription Agreement in whole or in part. However, Subscription Agreements from any potential investor may only be accepted if such investor meets the minimum suitability standards for an investment in the Offering. The Company is not under any obligation to accept a potential investor's Subscription Agreement and it has the discretion to accept Subscription Agreements to subscribe for any amount up to and including the amount of the entire offering. Executive officers, controlling persons and affiliates of the Company may purchase Shares in the Offering.

                          DESCRIPTION OF CAPITAL STOCK

The Company is authorized to issue 100,000,000 shares of Common Stock, par value $.001 per share and 10,000,000 shares of preferred stock, par value $.001 per share.

Common Stock

As of November 12, 2004, there were 1,200,000 shares of Common Stock outstanding. The holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders, including the election of directors. The holders of Common Stock are entitled to any dividends that may be declared by the Board of Directors out of funds legally available therefore, subject to the prior rights of holders of Common Stock and the Company's contractual restrictions, if any, against the payment of dividends on Common Stock. In the event of liquidation or dissolution of the Company, holders of Common Stock are entitled to share ratably in all assets remaining after payment of liabilities. All of the outstanding shares of Common Stock are fully paid and non-assessable.

The holders of shares of common stock do not have cumulative voting rights. This means that the holders of more than fifty (50%) percent of the shares voting for the election of Directors can elect all of the Directors, and the remaining holders will not be able to elect any Directors. The holders of shares of common stock have no preemptive rights or other rights to subscribe for additional shares. There are no conversion rights, redemption rights or sinking fund provisions with respect to shares of common stock. All shares of common stock offered by the Company hereby will be, when issued and when the price therefore is paid, validly issued, fully paid and non-assessable.

Preferred Stock

The Certificate of Incorporation authorizes the Company to issue 10,000,000 shares of preferred stock, $.001 par value.

Dividends

None.

                             INVESTOR QUALIFICATIONS

Prospective investors should consider carefully each of the risks associated with this Offering, particularly those described in "Risk Factors." In view of these risks, including the lack of an available trading market for the Securities, and the consequent long-term nature of any investment in the Company, this Offering is available only to investors who have substantial net worth and no need for liquidity in their investments. The shares will be offered for sale only to a limited number of sophisticated investors, who, in conjunction with such sale, will represent in the Subscription Agreement that, among other things, the share(s) purchased are being acquired by each investor for his own account, for investment purposes and not with a view to resell or distribute those shares.

The Company, in reliance upon the criteria set forth in Rule 501(a) promulgated under the Securities Act, has established investor suitability standards for investors in the Securities. Shares will be sold only to an accredited investor who:

         (a) represents that such investor is acquiring the Securities for such investor's own account, for investment only not with a view to the resale or distribution thereof;

         (b) acknowledges that the right to transfer the Securities will be restricted by the Securities Act, applicable state securities laws and certain contractual restrictions, and that the investor's ability to do so will be restricted by the absence of a market for the Securities; and

         (c) represents that such investor qualifies as one or more of the following:

                  (1) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                  (2) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years, or (except for residents of the State of New Jersey) joint income with that person's spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

                  (3) Any bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "Act"), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or a business development company as defined in Section 2(a)(48) of the Investment Company Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under
                           Section 301(c) or (d) of the Small Business
                           Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                  (4) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

                  (5) Any organization (described in Section 501(c)(3) of the Internal Revenue Code), corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                  (6)      Any director, or executive officer of the Company;

                  (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment, or the Company reasonably believes immediately prior to making any sale that such purchaser comes within this description; or

                  (8) Any entity in which all of the equity owners are accredited investors.

If such person is not an Accredited Investor, that such person must be a sophisticated investor who:

                  (a) represents that such investor is acquiring the Securities for such investor's own account, for investment only not with a view to the resale or distribution thereof;

                  (b) acknowledges that the right to transfer the Securities will be restricted by the Securities Act, applicable state securities laws and certain contractual restrictions, and that the investor's ability to do so will be restricted by the absence of a market for the Securities; and

                  (c) represents that such investor qualifies as one or more of the following:

                  (1)      has an investment of $200,000 or more in shares;
                  (2) has personal income before taxes for his or her last fiscal year or latest 12-month period of at least $300,000;
                  (3). is capable of bearing the economic risk of his or her investment and has a net worth (exclusive of home, home furnishings, personal automobiles and the amount to be invested in these shares) of at least five (5) times the total purchase price of the shares subscribed for by the investor.

Investors will be required to make certain representations and to satisfy certain other standards and conditions, which are set forth in a Confidential Prospective Purchaser Questionnaire and Subscription Agreement (annexed hereto as Exhibits B and C, respectively) that must be executed by all investors in this Offering.

The suitability standards referred to above are minimum requirements; the satisfaction of such standards does not mean that investment in the Company is a suitable investment for an investor. In addition, the Company may revoke the offer made herein and refuse to sell any Shares to a prospective investor for any other reason whatsoever, even if such investor returns a Confidential Prospective Purchaser Questionnaire and Subscription Agreement containing appropriate representations.


                             SUBSCRIPTION PROCEDURES

In order to subscribe for the Shares, each prospective investor will be required to deliver the subscription price, made payable to "Eastern Services Holdings, Inc." in United States dollars, by check or wire transfer in accordance with instructions from the Company. In addition, the prospective investor must complete, execute and deliver the following to the Company:

         (1) A signature page that will evidence such prospective investor's execution of a Subscription Agreement. This document includes certain representations by such investor relating to such investor's subscription; and

         (2) A completed and executed Confidential Prospective Purchaser Questionnaire.

A prospective investor remitting the purchase price by wire transfer should first contact the Company to receive proper wire instructions to make necessary arrangements for such wire.

Subscription Agreements are not binding on the Company until accepted by the Company. The Company reserves the right to reject, in whole or in part, in its sole discretion, any lesser number of Shares than the number for which a prospective investor has subscribed. If the Company rejects all or a portion of any subscription, the Company will mail the subscriber a check for all, or the appropriate portion of, the amount submitted with such subscriber's subscription, without interest thereon or deduction therefrom.

                               FURTHER INFORMATION

The statements contained in this Memorandum constitute only a brief summary of certain provisions of the documents referred to herein and the transactions contemplated hereby and thereby. The statements contained herein do not purport to be a complete description of every term and condition of such documents and are qualified in their entirety by reference to such documents. As with any summary, some details and exceptions have been omitted. If any of the statements herein are in conflict with any of the terms of any of such documents, the terms of such documents will govern. Reference is made to the actual documents for a complete understanding of what they contain. Copies of all documents in connection with the transaction described in this Memorandum are either enclosed herewith or are available for inspection at the offices of the Company. Each prospective investor and his advisor are invited and encouraged to ask questions of the Company with respect to the terms and conditions of the Offering and the business of the Company and request additional information necessary to verify information in this Memorandum. The Company will seek to provide answers and such information to the extent possessed or obtainable without unreasonable effort or expense. Offerees may be required to execute non-disclosure agreements as a prerequisite to reviewing documents determined by the Company to contain proprietary, confidential or otherwise sensitive information. To obtain such information or to make arrangements to ask such questions of the Company, prospective investors should contact the Company.

                             SUBSCRIPTION AGREEMENT

To:      Eastern Services Holdings Inc.
Attention: Akhee Rahman, President
233 Wilshire Blvd
Suite 960
Santa Monica CA  90401.

Gentlemen:

         1. Subscription.

         The undersigned (the "Purchaser"), intending to be legally bound, hereby irrevocably agrees to purchase from Eastern Services Holdings Inc., a Delaware Corporation (the "Company"), the number of shares of common stock, par value $.001 per share ("Common Stock"), set forth on the Signature Page at the end of this subscription Agreement (the "Agreement") at a purchase price of $.10 per share, upon the terms and conditions hereinafter set forth. This subscription is submitted to the Company accordance with and subject to the terms and conditions described in this Agreement and in the Confidential Private Placement Memorandum dated as of November 12, 2004.

         The undersigned is delivering (i) the subscription payment made payable to Eastern Services Holdings Inc. (ii) two executed copies of the Signature page at the end of this Agreement, and (iii) one executed copy of Purchaser Questionnaire for Individuals (if appropriate), attached hereto as Exhibit II, to:

                  EASTERN SERVICES HOLDINGS INC.
                  Attention : Akhee Rahman
                  233 Wilshire Blvd
                  Suite 960
                  Santa Monica CA  90401

         The undersigned understands that the Common Stock is being issued pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the "Securities Act"), provided by Section 4(2) of such Securities Act. As such, the Common Stock is only berg offered and sold to investors who qualify as "accredited investors," and a limited number of "sophisticated investors" and the Company is relying on the representations made b the undersigned in this Agreement that the undersigned qualifies as such an accredited or sophisticated investor. The shares of Common Stock are "restricted securities" for purposes of the United States securities laws and cannot be transferred except as permitted under these laws.


         2. Acceptance of Subscription.

         The Offering will be open until December 31, 2004, but the Company may extend this period in our discretion for up to an additional 60 days. All subscription funds will be deposited in a segregated account set up by the Company until the earlier of time at which the closing for such subscription is held, the rejection of the subscription or the termination of this Offering. No interest will be paid to any potential investors on funds deposited in the escrow account. Accordingly, the Purchaser may lose the use of such Purchaser's funds for the entire duration of the offering period.

         Subject to applicable state securities laws, the Purchaser may not revoke any subscription that such Purchaser delivers to the Company. However, the undersigned understands and agrees that the Company, in its sole discretion, may (i) reject the subscription of any Purchaser, whether or not qualified, in whole or in, part, and (ii) may withdraw the Offering at any time prior to the termination of the Offering. The Company shall have no obligation to accept subscriptions in the order received. This subscription shall become binding only ff accepted by the Company.

         3. Memorandum.

         The Purchaser hereby acknowledges receipt of a copy of the Confidential Private Placement Memorandum dated November 12, 2004 (as, the "Memorandum").

         4. Representations and Warranties.

                  4.1. The Company represents and warrants to, and agrees with the undersigned as follows, in each case as of the date hereof and in all material respects as of the date of any closing, except for any changes resulting solely from the Offering:

                           (a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it is engaged as described in the Memorandum. The Company is duly qualified to transact the business in which it is engaged as described in the Memorandum and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company.

                           (b) At the date of the initial closing, the authorized capital stock of the Company will consist of 500,000,000 shares of common stock, par value $.001 per share. At such date, without taking into account the initial closing, there will be outstanding no more than 10,000,000 shares of Common Stock, excluding shares issued in connection with the Offering, shares issued upon exercise or conversion of options, warrants or other rights outstanding as of the date of the initial closing, in accordance with their terms as of such date, which terms have been described properly in the Memorandum.

                           Each outstanding share of Common Stock is validly authorized, validly issued, fully paid and nonassessable, without any personal liability attaching to the ownership thereof and has not been issued and is not or will not be owned or held in violation of any preemptive rights of stockholders. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company, except, as may be described in the Memorandum. There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for capital stock. of the Company, except as may be described in the Memorandum

                           (c)There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the best knowledge of the officers of the Company, threatened with respect to the Company, or any of its subsidiaries, operations, businesses, properties or assets except as may be described in the Memorandum or such as individually or in the aggregate do not now have and could not reasonably be expected have a material adverse effect upon the operations, business, properties or assets of the Company.

                           (d) The Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree except as may be described in the Memorandum or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default.

                           (e) The Company has all requisite power and authority
                           (i) to execute, deliver and perform its obligations under this Agreement, and (ii) to issue and sell the shares of Common Stock in the Offering.

                           (f) No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any United States federal, state, local, or other applicable governmental authority, or any court or any other tribunal, is required by the Company for the execution, delivery or performance by the Company of this Agreement or the issuance and sale of the shares of Common Stock, except such filings and consents as may be required and have been or at the initial closing will have been made or obtained under the laws of the United States federal and state securities laws.

                           (g) The execution, delivery and performance of this Agreement and the issuance of the shares of Common Stock will not violate or result in a breach of, or entitle any party (with or without the giving of notice or the passage of time or both) to terminate or call a default under any agreement or violate or result in a breach of any term of the Company's Articles of Incorporation or Bylaws of, or violate any law, rule, regulation, order, judgment or decree binding upon, the Company, or to which any of its operations, businesses, properties or assets are subject, the breach, termination or violation of which, or default under which, would have a material adverse effect on the operations, business, properties or assets of the Company.

                           (h) The shares of Common Stock issuable in this Offering are validly authorized and, if and when issued in accordance with the terms and conditions set forth in the Memorandum and in this Agreement, will be validly issued, fully paid and nonassessabIe without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or other rights of stockholders.

                           (i) The Memorandum and this Agreement do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Without limiting the generality of the foregoing, there has been no material adverse change in the financial condition, results of operations, business, properties, assets, liabilities or, to the knowledge of the Company, future prospects of the Company from the latest information set forth in the Memorandum.

                  4.2. The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

                           (a) The undersigned is an "Accredited Investor" as that term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act, and as specifically indicated in Exhibit I attached to this Agreement. "

                           (b) The undersigned is a "Sophisticated Investor" as that term is defined in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act.

                           (c) For California and Massachusetts individuals: If the subscriber is a California resident, such subscriber's investment in the Company will not exceed 10% of such subscriber's net worth (or joint net worth with his spouse). If the subscriber is a Massachusetts resident, such subscriber's investment in the Company will not exceed 25% of such subscriber's joint net worth with such subscriber's spouse (exclusive of principal residence and its furnishings).

                           (d) If a natural person, the undersigned is: a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement as the undersigned's home address; at least 21 years of age; and legally competent to execute this Agreement. If an entity, the undersigned has its principal offices or principal place of business in the state or non-United States jurisdiction contained in the address set forth on the Signature Page of this Agreement, the individual signing on behalf of the undersigned is duly authorized to execute this Agreement and this Agreement constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

                           (e) The undersigned has received, read carefully and is familiar with this Agreement and the Memorandum.

                           (f) The undersigned is familiar with the Company's business, plans and financial condition, the terms of the Offering and any other matters relating to the Offering, the undersigned has received all materials which have been requested by the undersigned, has had a reasonable opportunity to ask questions of the Company and its representatives, and the Company has answered all inquiries that the undersigned or the undersigned's representatives have put to it. The undersigned has had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement and the Memorandum and any other materials furnished herewith, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

                           (g) The undersigned (or the undersigned's purchaser representative) has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction, and the undersigned's investment in the Company hereunder is not material when compared to the undersigned's total financial capacity.

                           (h) The undersigned understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

                           (i) The undersigned acknowledges that no market for the Common Stock presently exists and none may develop in the future and that the undersigned may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

                           (j) The undersigned has been advised by the Company that none of the Common Stock has been registered under the Securities Act, that the Common Stock will be issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws; that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon; and that the Company's reliance thereon is based in part upon the representations made by the undersigned in this Agreement.

                           (k) The undersigned acknowledges that the undersigned has been informed by the Company of or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Common Stock. In particular, the undersigned agrees that no sale, assignment or transfer of any of the Common Stock shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Common Stock is registered under the Securities Act, it being understood that the Common Stock are not currently registered for sale and that the Company has no obligation or intention to so register the Common Stock, except as contemplated by the terms of this Agreement or (ii) such Common Stock is sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act (it being understood that Rule 144 is not available at the present time for the sale of the Common Stock), or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act, including Regulation S promulgated thereunder. The undersigned further understands that an opinion of counsel and other documents may be required to transfer the Common Stock.

                           (l) The undersigned acknowledges that the Common Stock shall be subject to a stop transfer order and the certificate or certificates evidencing any Common Stock shall bear the following or a substantially similar legend or such other legend as may appear on the forms of Common Stock and such other legends as may be required by state blue sky laws:

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") OR. APPLICABLE STATE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

                           (m) The undersigned will acquire the Common Stock for the undersigned's own account (or for the joint account of the undersigned and the undersigned's spouse either in joint tenancy, tenancy by 'he entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

                           (n) No representation, guarantee or warranty has been made to the undersigned by any broker, the Company, any of the officers, directors, stockholders, partners, employees or agents of either of them, or any other persons, whether expressly or by implication, that:

                                    (I) the Company or the undersigned will
                                    realize any given percentage of profits
                                    and/or amount or type of consideration,
                                    profit or loss as a result of the Company's activities or the undersigned's investment in the Company; or (II) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Common Stock or of the Company's activities.

                           (o) No oral or written representations have been made other than as stated in the Memorandum, and no oral or written information furnished to the undersigned or the undersigned's advisor(s) in connection with the Offering were in any way inconsistent with the information stated in the Memorandum.

                           (p) The undersigned is not subscribing for the Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company with which the undersigned had a pre-existing relationship in connection with investments in securities generally.

                           (q) The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment.

                           (r) The undersigned understands that the net; proceeds from all subscriptions paid and accepted pursuant to the Offering (after deduction for commissions, discounts and expenses of the Offering) will be used in all material respects for the purposes set forth in the Memorandum.

                           (s) Without limiting any of the undersigned's other representations and warranties hereunder, the undersigned acknowledges that the undersigned has reviewed and is aware of the risk factors described in the Memorandum.

                           (t) The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the Common Stock.

                           (u) The undersigned has consulted his own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Common Stock and has not relied on the Memorandum or the Company, its officers, directors or professional advisors for advice as to such consequences.

         5. Indemnification.

         The Purchaser understands the meaning and legal consequences of the representations and warranties contained in Section 4.2, and agrees to indemnify and hold harmless the Company and each member, officer, employee, agent or representative thereof against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty, or breach or failure to comply with any covenant, of the Purchaser, whether contained in the Memorandum or this Subscription Agreement. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Purchaser, the Purchaser does not thereby or in any other manner waive any rights granted to the Purchaser under federal or state securities laws.

         6. Provisions of Certain State Laws.

         IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED TIE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE NEW YORK UNIFORM SECURITIES ACT AND, THEREFORE, CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         7.       Additional Information.

         The Purchaser hereby acknowledges and agrees that the Company may make or cause to be made such further inquiry and obtain such additional information as they may deem appropriate, with regard to the suitability of the undersigned.

1. Irrevocability; Binding Effect.

         The Purchaser hereby acknowledges and agrees that the Subscription hereunder is irrevocable, that the Purchaser is not entitled to cancel, terminate or revoke this Subscription. Agreement or any agreements of the undersigned thereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors a legal representatives and assigns.

         9. Modification.

         Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

         10. Notices.

         Any notice, demand or other communication which any party hereto may be required, or may elect, to give to any other arty hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, addressed to such address ass may be listed on the books of the Company, or (b) delivered personally at such address.

         11.      Counterparts.

         This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

         12.      Entire Agreement.

         This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

         13.      Severability.

         Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any Portion hereof shall not affect the validity or legality of the remainder hereof.

         14.      Assignability.

         This Subscription Agreement is not transferable or assignable by the Purchaser.

         15.      Applicable Law.

         This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to residents of that State executing contracts wholly to be performed in that State.

         16. Choice of Jurisdiction.

         The parties agree that any action or proceeding arising, directly, indirectly or otherwise, in connection with, out of or from this Subscription Agreement, any breach hereof or any transaction covered hereby shall be resolved within the County, City and State of California. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within the County, City and State of California.

         IN WITNESS THEREOF, the undersigned exercises and agrees to be bound by this Subscription Agreement by executing the Signature Page attached hereto on the date therein indicated.

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE

         By executing this Signature Page, the undersigned hereby executes, adopts and agrees to all terms, conditions and representations of this Subscription Agreement and acknowledges all requirements are met by the purchaser to purchase shares of Common Stock in the Company.

Number of Shares Subscribed at $.10 per Share:  ____________________________

Aggregate Purchase Price: $  _______________________________________________

Type of ownership:                  ____________     Individual
                                    ____________     Joint Tenants
                                    ____________     Tenants by the Entirety
                                    ____________     Tenants in Common
             ____________ Subscribing as Corporation or Partnership
                                    ____________     Other

     IN WITNESS WHEREOF, the undersigned Purchaser has executed this Signature

Page this __________       day of __________________________  , 2004.

-----------------------------             --------------------------
Exact Name in which Shares are to         Exact Name in which Shares are to
             be Registered                be Registered
-----------------------------             ---------------------------
Signature                                          Signature
-----------------------------             ---------------------------
Print Name                                         Print Name
--------------------------                ---------------------------
Tax Identification Number:                Tax Identification Number

=============================             ===========================

-----------------------------             ---------------------------
Mailing Address                                    Mailing Address
-----------------------------             ---------------------------
Residence Phone Number                    Residence Phone Number
-----------------------------             ---------------------------
Work Phone Number                         Work Phone Number
-----------------------------             ---------------------------
E-Mail Address                            E-Mail Address

ACCEPTANCE OF SUBSCRIPTION

EASTERN SERVICES HOLDINGS INC. hereby accepts the subscription of ________________shares of common stock, par value $.001 per share, as of the
____________day of _________________, 2004.

EASTERN SERVICES HOLDINGS INC.

By:       ___________________________________________________________________
Name:  ___________________________________________________________________
Title:     ___________________________________________________________________




                       Exhibit I to Subscription Agreement

                       DEFINITION OF "ACCREDITED INVESTOR"
                       WITHIN THE MEANING OF REGULATION D

         An accredited investor means any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the sale of the Shares to that person:

         (i) any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Exchange Act; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S., Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

         (ii) any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

         (iii) any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

         (iv) any of the directors or executive officers of the Company;

         (v) any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of investment in the Common Stock, exceeds $1,000,000;

         (vi) any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching that same income level in the current year;

         (vii) any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Common Stock, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

         (viii) any entity in which all of the equity owners are accredited investors.

                      Exhibit II to Subscription Agreement

                     PURCHASER QUESTIONNAIRE FOR INDIVIDUALS

Purpose of this Questionnaire.

         Shares of Stock in EASTERN SERVICES HOLDINGS INC., a Delaware Corporation (the "Company'), are being offered without registration under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of certain states, in reliance on the private offering exemption contained in Section 4(2) of the Securities Act and on Regulation D of the Securities and Exchange Commission thereunder ("Regulation D"), and in reliance on similar exemptions under certain applicable state laws. The purpose of this Purchaser Questionnaire is to assure the Company that the proposed purchaser meets the standards imposed for the application of such exemptions including, but not limited to, whether the proposed purchaser qualifies as an "accredited investor" as defined in Rule 501 under the Act or a "sophisticated investor" as defined in Rule 506 under the Act, your answers will at all times be kept strictly confidential. However, by signing this purchaser Questionnaire you agree that the Company may present this Purchaser Questionnaire to such parties as the Company may deem appropriate if called upon under the law to establish the availability of any exemption from registration of the private placement or if the contents hereof are relevant to any issue in any action, suit or proceeding to which the Company is a party or by which it may be bound. The undersigned realizes that this Purchaser Questionnaire does not constitute an offer by the Company to sell Shares but is a request for information.

         THE COMPANY WILL NOT OFFER OR SELL SHARES TO ANY INDIVIDUAL WHO HAS NOT FILLED OUT, AS THOROUGHLY AS POSSIBLE, A PROSPECTIVE PURCHASER QUESTIONNAIRE.

Instructions:

One (1) copy of this Questionnaire should be completed, signed, dated and delivered to:

         EASTERN SERVICES HOLDINGS INC.
         Attn: Akhee Rahman
         233 Wilshire Blvd
         Suite 960
         Santa Monica CA  90401

Please contact Akhee Rahman at (310) 395-7123 if you have any questions with respect to the Questionnaire.

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is "None" or "Not Applicable," so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

I.       General Information:
         --------------------

Name:  ________________________________
Date of Birth:  ______________________________
Residence Address:  ____________________________________________________________
Business Address:  _____________________________________________________________
Home Telephone No.: __________________________________________________________
Business Telephone No:  ______________________________________________________
E-mail Address:  _______________________________________________________________
Preferred Mailing Address: ________ Business or _________ Home (check one) Social Security Number: ____________________________________________________
Marital Status:  ____________________________________________________________

II.      Financial Condition:

1. Did your individual annual income during each of 2002 and 2003 exceed $200,000 and do you reasonably expect your individual annual income during 2004 to exceed $200,000?
         Yes _______       No _______

2. Did your joint (with spouse) annual income during each of 2002 and 2003 exceed $300,000 and do you reasonably expect your individual annual income during 2004 to exceed $300,000?
         Yes _______       No  _______

3. Does your individual or joint net worth exceed $1,000,000?
         Yes _______       No  _______

By signing this Questionnaire I hereby confirm the following statements:

         (a) I am aware that the offering of Common Stock will involve securities that are not transferable and for which no market exists, thereby requiring my investment to be maintained for an indefinite period of time.

         (b) I acknowledge that any delivery to me of the Memorandum relating to the shares of Common Stock prior to the determination by the Company of my suitability as an investor, shall not constitute an offer of such shares until such determination of suitability shall be made, and I agree that I shall promptly return the Memorandum to the Company upon request.

         (c) My answers to the foregoing questions are, and were on any date (if any) that I previously subscribed for shares in the Company, true and complete to the best of my information and belief and were true on any date that I previously as of, and I will promptly notify the Company of any changes in the information I have provided.


Executed:

Date:________________  _______________________________________________
                                    (Printed Name)

Place:  ____________________________________

------------------------------------------
         (Signature)

------------------------------------------
         (Printed Name of Joint Subscriber)